Exhibit 99.2

Table 4: SHURGARD STORAGE CENTERS, INC.

Split of FFO between European joint ventures and the rest of Shurgard Storage Centers, Inc.

For the three and nine months ended September 30, 2005

(in thousands)

	Shurgard Europe 20% owned joint ventures (2)	Shurgard Europe (Excluding joint ventures) (2)	Remainder of Shurgard Storage Centers, Inc.	Consolidated Shurgard Storage Centers, Inc.
For the three months ended September 30, 2005
Net (loss) income	$(1,031)	$(5,890)	$8,511	$1,590
Depreciation and amortization (1)	318	5,721	14,891	20,930
Gain on sales of operating properties	—	—	(5,916)	(5,916)

FFO	$(713)	$(169)	$17,486	$16,604

(in thousands)

	Shurgard Europe 20% owned joint ventures (2)	Shurgard Europe (Excluding joint ventures) (2)	Remainder of Shurgard Storage Centers, Inc.	Consolidated Shurgard Storage Centers, Inc.
For the nine months ended September 30, 2005
Net (loss) income	$(3,251)	$(30,479)	$39,883	$6,153
Depreciation and amortization (1)	810	15,139	43,846	59,795
Gain on sales of operating properties	—	—	(12,339)	(12,339)

FFO	$(2,441)	$(15,340)	$71,390	$53,609

(1)	Excludes depreciation related to non-real estate assets and minority interests in depreciation and amortization and includes depreciation and amortization of discontinued operations.

(2)	Balances are presented net of minority interests.

Foreign Exchange and Derivative Losses included in FFO presented above

(in thousands)

	Shurgard Europe 20% owned joint ventures	Shurgard Europe (Excluding joint ventures)	Remainder of Shurgard Storage Centers, Inc.	Consolidated Shurgard Storage Centers, Inc.
For the three months ended September 30, 2005
Gain (loss) on derivatives	$107	$(344)	$363	$126
Foreign exchange (loss) gain	(39)	(1)	(102)	(142)
Minority interest	(54)	—	—	(54)

Net amount included in FFO	$14	$(345)	$261	$(70)

(in thousands)

	Shurgard Europe 20% owned joint ventures	Shurgard Europe (Excluding joint ventures)	Remainder of Shurgard Storage Centers, Inc.	Consolidated Shurgard Storage Centers, Inc.
For the nine months ended September 30, 2005
(Loss) gain on derivatives	$(1,772)	$(2,229)	$2,415	$(1,586)
Foreign exchange (loss) gain	(93)	(7,568)	(2,044)	(9,705)
Minority interest	1,541	1,207	—	2,748

Net amount included in FFO	$(324)	$(8,590)	$371	$(8,543)

Table 5: SHURGARD STORAGE CENTERS, INC.

EARNINGS PER SHARE (unaudited)

Earnings Per Share for the three and nine months ended September 30, 2005 and 2004

(in thousands except per share data)	Earnings	Basic & Diluted Per share
For the three months ended September 30, 2005
Weighted-average number of shares		46,677
Income from continuing operations	$(4,006)
Less: preferred distributions and other	(3,038)

Income from continuing operations available to common shareholders adjusted	(7,044)	$(0.15)
Discontinued operations	5,596	0.12

Net (loss) income available to common shareholders	$(1,448)	$(0.03)

(in thousands except per share data)	Earnings	Basic Per share	Effect of dilutive stock options	Diluted Per share
For the three months ended September 30, 2004
Weighted-average number of shares		46,032	630	46,662
Income from continuing operations	$13,457
Less: preferred distributions and other	(3,037)

Income from continuing operations available to common shareholders adjusted	10,420	$0.23	$—	$0.23
Discontinued operations	4,696	0.10	—	0.10

Net income available to common shareholders	$15,116	$0.33	$—	$0.33

(in thousands except per share data)	Earnings	Basic & Diluted Per share
For the nine months ended September 30, 2005
Weighted-average number of shares		46,604
Income from continuing operations	$(6,364)
Less: preferred distributions and other	(9,118)

Loss from continuing operations available to common shareholders adjusted	(15,482)	$(0.33)
Discontinued operations	12,517	0.27

Net (loss) income available to common shareholders	$(2,965)	$(0.06)

(in thousands except per share data)	Earnings	Basic Per share	Effect of dilutive stock options	Diluted Per share
For the nine months ended September 30, 2004
Weighted-average number of shares		45,817	639	46,456
Income from continuing operations	$22,804
Less: preferred distributions and other	(9,154)

Income from continuing operations available to common shareholders adjusted	13,650	$0.30	$—	$0.30
Discontinued operations	18,190	0.39	—	0.39
Cumulative effect of change in accounting principle	(2,339)	(0.05)	—	(0.05)

Net income available to common shareholders	$29,501	$0.64	$—	$0.64

Table 6: SHURGARD STORAGE CENTERS, INC.

FFO PER SHARE (unaudited)

FFO Per Share for the three and nine months ended September 30, 2005 and 2004

(in thousands except per share data)	Earnings	Basic Per share	Effect of dilutive stock options	Diluted Per share
For the three months ended September 30, 2005
Weighted-average number of shares		46,677	1,067	47,744
FFO	$16,604
Less: preferred distributions and other	(3,038)

FFO available to common shareholders adjusted	$13,566	$0.29	$(0.01)	$0.28

(in thousands except per share data)	Earnings	Basic Per share	Effect of dilutive stock options	Diluted Per share
For the three months ended September 30, 2004
Weighted-average number of shares		46,032	630	46,662
FFO	$32,613
Less: preferred distributions and other	(3,037)

FFO available to common shareholders adjusted	$29,576	$0.65	$(0.02)	$0.63

(in thousands except per share data)	Earnings	Basic Per share	Effect of dilutive stock options	Diluted Per share
For the nine months ended September 30, 2005
Weighted-average number of shares		46,604	851	47,455
FFO	$53,609
Less: preferred distributions and other	(9,118)

FFO available to common shareholders adjusted	$44,491	$0.95	$(0.01)	$0.94

(in thousands except per share data)	Earnings	Basic Per share	Effect of dilutive stock options	Diluted Per share
For the nine months ended September 30, 2004
Weighted-average number of shares		45,817	639	46,456
FFO	$80,156
Less: preferred distributions and other	(9,154)

FFO available to common shareholders adjusted	$71,002	$1.55	$(0.02)	$1.53

Table 7: SHURGARD STORAGE CENTERS, INC.

SEGMENT KEY INVESTMENT AND OPERATING DATA (unaudited)

Segment key investing and operating data for the three months ended September 30, 2005

Three months ended September 30, 2005

(dollars in thousands except average rent)

	Domestic		Europe		Total
	Amount	% of total	Amount	% of total	Amount	% of total
Same Store (1)
Number of Storage Centers	441	91%	96	68%	537	86%
Segment Revenues	$85,338	92%	$25,626	79%	$110,964	89%
NOI after indirect and leasehold expense	$51,449	94%	$11,991	99%	$63,440	95%
Avg. annual rent per sq. ft.(3)	$12.24		$21.51
Avg. sq. ft. occupancy	87%		81%
Total Storage Center Costs (4)	$1,775,172	89%	$821,111	72%	$2,596,283	82%
New Store (2)
Number of Storage Centers	42	9%	45	32%	87	14%
Segment Revenues	$7,119	8%	$6,648	21%	$13,767	11%
NOI after indirect and leasehold expense	$3,341	6%	$169	1%	$3,510	5%
Avg. sq. ft. occupancy	78%		51%
Total Storage Center Costs (4)	$225,132	11%	$326,156	28%	$551,288	18%
Combined New and Same Stores
Number of Storage Centers	483	100%	141	100%	624	100%
Segment Revenues	$92,457	100%	$32,274	100%	$124,731	100%
NOI after indirect and leasehold expense	$54,790	100%	$12,160	100%	$66,950	100%
Total Storage Center Costs (4)	$2,000,304	100%	$1,147,267	100%	$3,147,571	100%

(1)	Our definition of Same Store includes existing storage centers acquired prior to January 1 of the previous year as well as developed properties that have been operating for a full two years as of January 1 of the current year. Our definition of Same Store results in the addition of storage centers each year as new acquisitions and developments meet the criteria for inclusion, so we then include these storage centers in the previous year’s comparable data. Other storage companies may define Same Store differently, which will affect the comparability of the data.

(2)	Our definition of New Store, as shown in the table above, includes existing domestic facilities that had not been acquired or leased as of January 1 of the previous year as well as developed properties that have not been operating a full two years as of January 1 of the current year.

(3)	Average annual rent per square foot is calculated by dividing actual rent collected by the average number of square feet occupied during the period.

(4)	Total costs capitalized to storage centers.

Table 8: SHURGARD STORAGE CENTERS, INC.

SEGMENT KEY OPERATING DATA (unaudited)

Segment key operating data for the three months ended September 30, 2004

Three months ended September 30, 2004

(dollars in thousands except average rent)

	Domestic		Europe (4)		Total
	Amount	% of total	Amount	% of total	Amount	% of total

Same Store (1)
Number of Storage Centers	441	95%	96	74%	537	91%
Segment Revenues	$79,895	97%	$22,927	88%	$102,822	95%
NOI after indirect and leasehold expense	$48,785	99%	$9,678	123%	$58,463	102%
Avg. annual rent per sq. ft. (3)	$11.67		$21.98
Avg. sq. ft. occupancy	86%		71%
New Store (2)
Number of Storage Centers	23	5%	33	26%	56	9%
Segment Revenues	$2,528	3%	$3,191	12%	$5,719	5%
NOI after indirect and leasehold expense	$474	1%	$(1,833)	(23%)	$(1,359)	(2%)
Avg. sq. ft. occupancy	61%		23%
Combined New and Same Stores
Number of Storage Centers	464	100%	129	100%	593	100%
Segment Revenues	$82,423	100%	$26,118	100%	$108,541	100%
NOI after indirect and leasehold expense	$49,259	100%	$7,845	100%	$57,104	100%

(1)	Our definition of Same Store includes existing storage centers acquired prior to January 1 of the previous year as well as developed properties that have been operating for a full two years as of January 1 of the current year. Our definition of Same Store results in the addition of storage centers each year as new acquisitions and developments meet the criteria for inclusion, so we then include these storage centers in the previous year’s comparable data. Other storage companies may define Same Store differently, which will affect the comparability of the data.

(2)	Our definition of New Store, as shown in the table above, includes existing domestic facilities that had not been acquired or leased as of January 1 of the previous year as well as developed properties that have not been operating a full two years as of January 1 of the current year.

(3)	Average annual rent per square foot is calculated by dividing actual rent collected by the average number of square feet occupied during the period.

(4)	Amounts have been translated from local currencies to U.S. dollars at constant exchange rate using the average exchange rate of 2005.

Table 9: SHURGARD STORAGE CENTERS, INC.

DOMESTIC QUARTER TO DATE SAME STORE RESULTS (unaudited)

Domestic Same Store Results for the three and nine months ended September 30, 2005 and 2004

Same Store Results (1)

	For the three months ended September 30,			For the nine months ended September 30,
(dollars in thousands except average rent)	2005	2004	% Change	2005	2004	% Change
Segment revenue	$85,338	$79,895	6.8%	$245,315	$231,056	6.2%
Operating expense:
Personnel expenses	9,186	8,727	5.3%	27,443	25,507	7.6%
Real estate taxes	7,491	6,901	8.5%	22,307	20,799	7.3%
Repairs and maintenance	2,470	2,180	13.3%	7,024	6,928	1.4%
Marketing expense	2,343	2,246	4.3%	6,572	5,990	9.7%
Utilities and phone expenses	3,239	2,757	17.5%	8,566	8,123	5.5%
Cost of goods sold	1,195	1,106	8.0%	3,216	2,878	11.7%
Store admin and other expenses	2,714	3,053	(11.1%)	8,431	7,887	6.9%

Direct operating and real estate tax expense	28,638	26,970	6.2%	83,559	78,112	7.0%

NOI	56,700	52,925	7.1%	161,756	152,944	5.8%
Leasehold expense	1,003	899	11.6%	3,161	2,863	10.4%

NOI after leasehold expense	55,697	52,026	7.1%	158,595	150,081	5.7%
Indirect operating expense (2)	4,248	3,241	31.1%	12,721	9,895	28.6%

NOI after indirect operating and leasehold expense	$51,449	$48,785	5.5%	$145,874	$140,186	4.1%

Avg. annual rent per sq.ft. (3)	$12.24	$11.67	4.9%	$12.04	$11.53	4.4%
Avg. sq.ft. occupancy	87%	86%		86%	84%
Total net rentable sq.ft.	29,064,000	29,064,000		29,064,000	29,064,000
Number of properties as of September 30th	441	441		441	441

(1)	Table includes the total operating results of each storage center regardless of our percentage ownership interest in that storage center.

(2)	Indirect operating expense includes certain shared property costs such as district and corporate management, purchasing, national contracts personnel and marketing, as well as certain overhead costs allocated to property operations such as business information technology, legal services, human resources and accounting. Does not include containerized storage operations, internal real estate acquisition cost or abandoned development expense. Indirect operating expense is allocated to storage centers based on number of months in operation during the period.

(3)	Average annual rent per square foot is calculated by dividing actual rent collected by the average number of square feet occupied during the period.

Table 10: SHURGARD STORAGE CENTERS, INC.

SUMMARY OF OPERATING SELF STORAGE PROPERTIES (unaudited)

Summary of Operating Self Storage Properties as of September 30, 2005

	Domestic		European		Total
	Number of Properties	Net Rentable Square Feet	Number of Properties	Net Rentable Square Feet	Number of Properties	Net Rentable Square Feet
100% owned or leased	379	24,518,000	103	5,579,000	482	30,097,000
Partially owned or leased, consolidated	104	7,247,000	38	1,925,000	142	9,172,000
Fee managed	20	1,208,000	—	—	20	1,208,000

	503	32,973,000	141	7,504,000	644	40,477,000

Table 11: SHURGARD STORAGE CENTERS, INC.

EUROPE QUARTER TO DATE SAME STORE RESULTS (in U.S. dollars) (unaudited)

Europe Same Store Results for three and nine months ended September 30, 2005 and 2004 (1)

	Three months ended September 30,			Nine months ended September 30,
(in thousands except average rent)	2005	2004	% Change	2005	2004 (5)	% Change
Segment revenue	$25,626	$22,927	11.8%	$76,063	$67,886	12.0%
Operating expense:
Personnel expenses	3,225	3,398	(5.1%)	10,352	10,099	2.5%
Real estate taxes	1,121	1,069	4.9%	3,478	3,392	2.5%
Repairs and maintenance	771	962	(19.9%)	2,508	2,809	(10.7%)
Marketing expense	1,614	1,308	23.4%	5,802	5,381	7.8%
Utilities and phone expenses	539	526	2.5%	2,109	1,883	12.0%
Cost of goods sold	991	859	15.4%	2,826	2,475	14.2%
Store admin and other expenses	1,983	1,699	16.7%	5,932	5,222	13.6%

Direct operating and real estate tax expense	10,244	9,821	4.3%	33,007	31,261	5.6%

NOI	15,382	13,106	17.4%	43,056	36,625	17.6%
Leasehold expense	725	460	57.6%	1,745	1,434	21.7%

NOI after leasehold expense	14,657	12,646	15.9%	41,311	35,191	17.4%
Indirect operating expense (2)	2,666	2,968	(10.2%)	9,314	8,793	5.9%

NOI after indirect operating and leasehold expense	$11,991	$9,678	23.9%	$31,997	$26,398	21.2%

Avg. annual rent per sq. ft. (3)	$21.51	$21.98	(2.1%)	$22.44	$22.53	(0.4%)
Avg. sq. ft. occupancy	81%	71%	14.1%	77%	68%	13.2%
Total net rentable sq. ft.	5,287,000	5,287,000		5,287,000	5,287,000
Number of properties as of September 30th	96	96		96	96

(1)	Amounts for both years have been translated from local currencies to U.S. dollars at a constant exchange rate using the following quarterly average exchange rates of 2005: first quarter 1.31; second quarter 1.26; third quarter 1.22.

(2)	Indirect operating expense includes certain shared property costs such as district and regional management, national contracts personnel and marketing, as well as certain overhead costs allocated to property operations such as business information technology, human resources and accounting. It does not include internal real estate acquisition cost or abandoned development expense. Indirect operating expense is allocated to storage centers based on number of months in operation during the period.

(3)	Average annual rent per square foot is calculated by dividing actual rent collected by the average number of square feet occupied during the period.

Table 12: SHURGARD STORAGE CENTERS, INC.

EUROPE QUARTER TO DATE SAME STORE RESULTS (in Euros) (unaudited)

Europe Same Store Results for three and nine months ended September 30, 2005 and 2004 (1)

	Three months ended September 30,			Nine months ended September 30,
(in thousands except average rent)	2005	2004	% Change	2005	2004 (5)	% Change
Segment revenue	€21,007	€18,794	11.8%	€60,258	€53,784	12.0%
Operating expense:
Personnel expenses	2,644	2,785	(5.1%)	8,199	8,002	2.5%
Real estate taxes	919	876	4.9%	2,750	2,682	2.5%
Repairs and maintenance	632	789	(19.9%)	1,986	2,225	(10.7%)
Marketing expense	1,323	1,072	23.4%	4,575	4,244	7.8%
Utilities and phone expenses	442	431	2.6%	1,662	1,484	12.0%
Cost of goods sold	812	704	15.3%	2,242	1,963	14.2%
Store admin and other expenses	1,626	1,393	16.7%	4,696	4,135	13.6%

Direct operating and real estate tax expense	8,398	8,050	4.3%	26,110	24,735	5.6%

NOI	12,609	10,744	17.4%	34,148	29,049	17.6%
Leasehold expense	594	377	57.6%	1,381	1,135	21.7%

NOI after leasehold expense	12,015	10,367	15.9%	32,767	27,914	17.4%
Indirect operating expense (2)	2,185	2,433	(10.2%)	7,371	6,963	5.9%

NOI after indirect operating and leasehold expense	€9,830	€7,934	23.9%	€25,396	€20,951	21.2%

Avg. annual rent per sq. ft. (3)	€17.63	€18.02	(2.2%)	€17.78	€17.86	(0.4%)
Avg. sq. ft. occupancy	81%	71%	14.1%	77%	68%	13.2%
Total net rentable sq. ft.	5,287,000	5,287,000		5,287,000	5,287,000
Number of properties as of September 30th	96	96		96	96

(1)	Amounts for both years have been translated from local currencies to U.S. dollars at a constant exchange rate using the following quarterly average exchange rates of 2005: first quarter 1.31; second quarter 1.26; third quarter 1.22.

(2)	Indirect operating expense includes certain shared property costs such as district and regional management, national contracts personnel and marketing, as well as certain overhead costs allocated to property operations such as business information technology, human resources and accounting. It does not include internal real estate acquisition cost or abandoned development expense. Indirect operating expense is allocated to storage centers based on number of months in operation during the period.

(3)	Average annual rent per square foot is calculated by dividing actual rent collected by the average number of square feet occupied during the period.

Table 13: SHURGARD STORAGE CENTERS, INC.

EUROPEAN 2005 QUARTERLY COMPARISON (unaudited)

Quarterly comparison for European same store of third quarter 2005 versus third quarter 2004

			Percent change compared to prior year quarter
	Number of Properties	Q3 2005 Average Occupancy	Q3 Segment Revenue	Q3 NOI (after leasehold expenses)	Q3 Occupancy	Q3 Rate
Belgium	17	79%	3.8%	2.6%	7.4%	(3.7%)
Netherlands	22	76%	17.3%	22.5%	24.2%	(4.8%)
France	23	86%	11.6%	8.6%	10.6%	0.2%
Sweden	20	83%	14.1%	30.0%	16.8%	(0.1%)
Denmark	4	89%	25.1%	65.3%	27.4%	(2.6%)
United Kingdom	10	79%	7.0%	9.7%	13.9%	(4.3%)

Europe Totals	96	81%	11.8%	15.9%	14.1%	(2.1%)

Table 14: SHURGARD STORAGE CENTERS, INC.

DOMESTIC YEAR TO DATE SAME STORE VINTAGE TABLE (unaudited)

Domestic Same Store Vintage Analysis for the three months ended September 30, 2005 and 2004

		(in millions) Total Storage Center Cost (1)	Total Net Rentable square feet	Average Occupancy		Average Annual Rent (per sq. ft) (2)		(in thousands) Segment Revenue		(in thousands) NOI (after leasehold expense)
	Number of Properties			Three months ended		Three months ended		Three months ended		Three months ended
				9/30/2005	9/30/2004	9/30/2005	9/30/2004	9/30/2005	9/30/2004	9/30/2005	9/30/2004
Same Store since 2005	34	$179.1	2,321,000	85%	82%	$12.72	$12.15	$6,830	$6,237	$3,929	$3,519
Same Store since 2004	59	218.3	4,350,000	83%	81%	8.84	8.21	8,963	7,997	5,519	4,882
Same Store since 2003 or prior	348	1,377.8	22,393,000	88%	87%	12.82	12.25	69,545	65,661	46,249	43,625

Same Store total	441	$1,775.2	29,064,000	87%	86%	$12.24	$11.67	$85,338	$79,895	$55,697	$52,026

(1)	Total capitalized costs to storage centers since the store was acquired or developed.

(2)	Average annual rent per square foot is calculated by dividing actual rent collected by the average number of square feet occupied during the period.

Table 15: SHURGARD STORAGE CENTERS, INC.

EUROPEAN DEVELOPMENT (in U.S. dollars) (unaudited)

European Development Performance Vintage Analysis for the three months ended September 30, 2005 and 2004

	Number of Properties	(in millions) Storage Center Cost		Total Net Rentable square feet	Average Occupancy		Average Annual Rent (per sq. ft) (3) (4)		(in thousands) Segment Revenue (3)		(in thousands) NOI (3) (after leasehold expense)
		Development Cost (1)	Total Cost (2)		For the three months ended September 30,		For the three months ended September 30,		For the three months ended September 30,		For the three months ended September 30,
					2005	2004	2005	2004	2005	2004	2005	2004
New store:
Opened in 2005
Germany	2	$11.5	$11.6	93,000	3.8%	—	$13.94	$—	$15	$—	$(243)	$—
France	1	5.2	5.3	56,000	12.7%	—	16.15	—	46	—	(91)	—
Denmark	1	6.9	6.9	50,000	22.1%	—	19.41	—	70	—	(32)	—
United Kingdom	2	20.4	20.5	80,000	9.9%	—	32.23	—	83	—	(183)	—

Total opened in 2005	6	$44.0	$44.3	279,000	10.6%	—	$21.41	$—	$214	$—	$(549)	$—

Opened in 2004
Germany	4	$25.2	$25.3	202,000	39.5%	4.5%	$17.03	$15.51	$361	$45	$44	$(530)
France	4	23.1	23.2	217,000	32.9%	1.2%	19.05	10.60	401	11	(51)	(127)
Denmark	2	14.0	14.1	101,000	57.4%	13.0%	19.69	20.64	335	86	94	(54)
United Kingdom	3	30.6	31.0	87,000	49.9%	43.3%	48.07	20.05	565	209	219	25

Total opened in 2004	13	$92.9	$93.6	607,000	41.6%	10.3%	$23.56	$19.12	$1,662	$351	$306	$(686)

Opened in 2003
Belgium	1	$3.3	$4.6	45,000	82.4%	56.0%	$14.57	$15.19	$146	$104	$75	$37
Netherlands	7	37.7	40.0	351,000	65.3%	32.6%	18.27	21.61	1,101	657	420	17
Germany	5	33.5	33.6	268,000	53.0%	25.1%	14.46	17.15	548	316	77	(139)
France	7	42.0	45.4	372,000	62.7%	29.0%	19.32	22.32	1,332	702	394	28
Sweden	2	11.1	13.9	94,000	73.6%	37.4%	17.41	18.31	344	196	161	(22)
Denmark	1	7.5	10.0	49,000	96.6%	59.3%	21.89	22.64	289	183	156	79
United Kingdom	3	31.5	40.6	152,000	64.8%	38.8%	37.24	40.80	1,012	682	494	200

Total opened in 2003	26	$166.6	$188.1	1,331,000	64.3%	32.9%	$20.07	$23.12	$4,772	$2,840	$1,777	$200

New Store Total	45	$303.5	$326.0	2,217,000	51.4%	22.6%	$20.88	$22.62	$6,648	$3,191	$1,534	$(486)

Same store:
Opened in 2002
Belgium	2	$7.0	$9.9	101,000	56.4%	44.5%	$11.76	$12.93	$183	$157	$57	$12
Netherlands	7	39.0	55.1	368,000	66.6%	46.1%	18.86	20.20	1,231	907	612	317
France	7	41.5	59.4	377,000	79.8%	62.6%	19.27	19.73	1,696	1,363	772	598
Sweden	3	17.4	25.2	151,000	83.5%	67.0%	21.21	20.13	744	579	479	281
Denmark	2	14.0	20.1	102,000	89.3%	64.9%	21.47	22.19	537	401	307	173
United Kingdom	3	32.9	49.7	166,000	78.0%	61.9%	35.88	40.90	1,277	1,178	688	616

Total opened in 2002	24	$151.8	$219.4	1,265,000	75.1%	57.0%	$21.45	$22.72	$5,668	$4,585	$2,915	$1,997

Opened in 2001 and before
Belgium	15	$67.8	$101.2	894,000	81.4%	76.7%	$15.49	$16.00	$3,122	$3,026	$1,984	$1,977
Netherlands	15	74.5	111.7	821,000	80.0%	67.8%	20.02	20.86	3,474	3,104	1,805	1,656
France	16	87.8	133.0	855,000	89.3%	85.0%	25.21	24.70	5,428	5,021	3,198	3,058
Sweden	17	89.2	138.3	974,000	83.2%	72.0%	19.78	19.97	4,506	4,021	2,737	2,192
Denmark	2	12.9	18.6	107,000	89.0%	74.7%	21.30	21.77	566	481	314	202
United Kingdom	7	65.9	98.8	371,000	79.3%	72.6%	35.15	35.46	2,862	2,689	1,704	1,564

Total opened before 2002	72	$398.1	$601.6	4,022,000	83.2%	75.1%	$21.53	$21.80	$19,958	$18,342	$11,742	$10,649

Same Store Total	96	$549.9	$821.0	5,287,000	81.3%	70.7%	$21.51	$21.98	$25,626	$22,927	$14,657	$12,646

(1)	The total development cost of these projects is reported in U.S. dollars translated at the September 30, 2005 exchange rate of $1.20 to the euro. The operating results (see note (2) below) are reported at the average exchange rate for the three months ended September 30, 2005 which was $1.22 to the euro. As these exchange rates are different we believe it does not allow for an accurate measure of property investment yield. We believe the application of a constant exchange rate to both the property cost and operating results would provide a more meaningful measure of investment yield.

(2)	The total cost of the storage centers includes additional costs of approximately $293.6 million we paid to acquire additional interests in Shurgard Europe in 2003 through 2005. The amounts have been translated at the September 30, 2005 exchange rate.

(3)	The amounts have been translated from local currencies at a constant exchange rate using the average exchange rate for the third quarter of 2005.

(4)	Average annual rent per square foot is calculated by dividing actual rent collected by the average number of square feet occupied during the period. On the year of opening the average annual rent is lower as the store had not been opened a full year.

Table 16: SHURGARD STORAGE CENTERS, INC.

EUROPEAN DEVELOPMENT (in Euros) (unaudited)

European Development Performance Vintage Analysis for the three months ended September 30, 2005 and 2004

	Number of Properties	(in millions) Storage Center Cost		Total Net Rentable square feet	Average Occupancy		Average Annual Rent (per sq. ft) (2) (3)		(in thousands) Segment Revenue (2)		(in thousands) NOI (2) (after leasehold expense)
		Development Cost	Total Cost (1)		For the three months ended September 30,		For the three months ended September 30,		For the three months ended September 30,		For the three months ended September 30,
					2005	2004	2005	2004	2005	2004	2005	2004
New store:
Opened in 2005
Germany	2	€9.5	€9.6	93,000	3.8%	—	€11.43	€—	€12	€—	€(199)	€—
France	1	4.3	4.4	56,000	12.7%	—	13.24	—	38	—	(75)	—
Denmark	1	5.7	5.7	50,000	22.1%	—	15.91	—	57	—	(26)	—
United Kingdom	2	16.9	17.1	80,000	9.9%	—	26.42	—	68	—	(150)	—

Total opened in 2005	6	€36.4	€36.8	279,000	10.6%	—	€17.55	€—	€175	€—	€(450)	€—

Opened in 2004
Germany	4	€20.9	€21.0	202,000	39.5%	4.5%	€13.96	€12.71	€296	€37	€36	€(434)
France	4	19.2	19.3	217,000	32.9%	1.2%	15.62	8.69	329	9	(42)	(104)
Denmark	2	11.6	11.7	101,000	57.4%	13.0%	16.14	16.92	275	70	77	(44)
United Kingdom	3	25.4	25.7	87,000	49.9%	43.3%	39.40	16.44	463	172	180	20

Total opened in 2004 (a)	13	€77.1	€77.7	607,000	41.6%	10.3%	€19.31	€15.67	€1,363	€288	€251	€(562)

Opened in 2003
Belgium	1	€2.7	€3.8	45,000	82.4%	56.0%	€11.94	€12.45	€120	€85	€61	€30
Netherlands	7	31.3	33.2	351,000	65.3%	32.6%	14.98	17.71	903	539	344	14
Germany	5	27.8	27.9	268,000	53.0%	25.1%	11.85	14.06	449	259	63	(114)
France	7	34.9	37.7	372,000	62.7%	29.0%	15.84	18.30	1,092	575	323	23
Sweden	2	9.2	11.6	94,000	73.6%	37.4%	14.27	15.01	282	161	132	(18)
Denmark	1	6.2	8.3	49,000	96.6%	59.3%	17.94	18.56	237	150	128	65
United Kingdom	3	26.2	33.7	152,000	64.8%	38.8%	30.53	33.45	830	559	405	164

Total opened in 2003 (b)	26	€138.3	€156.2	1,331,000	64.3%	32.9%	€16.45	€18.95	€3,913	€2,328	€1,456	€164

New Store Total	45	€251.8	€270.7	2,217,000	51.4%	22.6%	€17.12	€18.54	€5,451	€2,616	€1,257	€(398)

Same store:
Opened in 2002
Belgium	2	€5.8	€8.2	101,000	56.4%	44.5%	€9.64	€10.60	€150	€128	€47	€10
Netherlands	7	32.4	45.8	368,000	66.6%	46.1%	15.46	16.56	1,009	744	502	260
France	7	34.5	49.3	377,000	79.8%	62.6%	15.80	16.17	1,390	1,117	633	490
Sweden	3	14.4	20.9	151,000	83.5%	67.0%	17.39	16.50	610	475	392	230
Denmark	2	11.6	16.7	102,000	89.3%	64.9%	17.60	18.19	440	329	252	142
United Kingdom	3	27.3	41.3	166,000	78.0%	61.9%	29.41	33.53	1,047	966	564	505

Total opened in 2002 (c)	24	€126.0	€182.2	1,265,000	75.1%	57.0%	€17.58	€18.62	€4,646	€3,759	€2,390	€1,637

Opened in 2001 and before
Belgium	15	€56.3	€84.1	894,000	81.4%	76.7%	€12.70	€13.12	€2,559	€2,481	€1,626	€1,620
Netherlands	15	61.9	92.7	821,000	80.0%	67.8%	16.41	17.10	2,848	2,544	1,480	1,357
France	16	72.9	110.4	855,000	89.3%	85.0%	20.67	20.25	4,450	4,116	2,622	2,507
Sweden	17	74.1	114.9	974,000	83.2%	72.0%	16.21	16.37	3,694	3,296	2,243	1,797
Denmark	2	10.7	15.5	107,000	89.0%	74.7%	17.46	17.85	464	394	257	166
United Kingdom	7	54.7	82.0	371,000	79.3%	72.6%	28.81	29.07	2,346	2,204	1,397	1,282

Total opened before 2002	72	€330.6	€499.6	4,022,000	83.2%	75.1%	€17.65	€17.87	€16,361	€15,035	€9,625	€8,729

Same Store Total	96	€456.6	€681.8	5,287,000	81.3%	70.7%	€17.63	€18.02	€21,007	€18,794	€12,015	€10,366

(1)	The total cost of the storage centers includes additional costs of approximately € 244.1 million we paid to acquire additional interests in Shurgard Europe in 2003 through 2005.

(2)	The amounts have been translated from local currencies at a constant exchange rate using the average exchange rate for the third quarter of 2005.

(3)	Average annual rent per square foot is calculated by dividing actual rent collected by the average number of square feet occupied during the period. On the year of opening the average annual rent is lower as the store had not been opened a full year.

Table 17: SHURGARD STORAGE CENTERS, INC.

FOREIGN EXCHANGE TRANSLATION (unaudited)

Foreign exchange translation for three and nine months ended September 30, 2005 and 2004

With the growth in the Company’s foreign operations, foreign currency translation has a greater impact on the quarterly reporting of our financial results. Foreign currency translation could cause volatility in the reported financial results of the Company and otherwise limit the comparability of operating results and financial position from one period over another. Specifically, generally accepted accounting principles (“GAAP”) prescribe specific foreign currency translation standards. For example, assets and liabilities are translated at the exchange rate in effect at the end of the applicable period. Revenue, expenses, and other components of the income statement and statement of cash flows are shown at the average exchange rate during the applicable period. For the quarter ended September 30, 2005, the average exchange rate between the Euro and the U.S. Dollar was $1.22 per Euro. During the quarter ended September 30, 2004, the average exchange rate was $1.22 per Euro. During the nine months ended September 30, 2005, the average exchange rate was $1.26 per Euro. During the nine months ended September 30, 2004, the average exchange rate was $1.23 per Euro. Revenues and total expenses for Shurgard Europe increased $266,000 and $223,000, respectively, in the third quarter of 2005 over the third quarter of 2004. Revenues and total expenses for Shurgard Europe increased $1.8 million and $2.0 million, respectively, in the first nine months of 2005 over the first nine months of 2004. As of December 31, 2004 the exchange rate between the Euro and the U.S. Dollar was $1.36 per Euro compared to $1.20 per Euro as of September 30, 2005. Total assets and total liabilities decreased approximately $110.0 million and $79.8 million, respectively, from December 31, 2004 to September 30, 2005, as a result of exchange rate variances.

Table 18: SHURGARD STORAGE CENTERS, INC.

STORE ASSET VALUES AND OPERATING INFORMATION SCHEDULE (unaudited)

Store asset values and operating information schedule for the three months ended September 30, 2005

(in thousands except for number of properties)	No. of Properties	Ownership interest (5)	Net Rentable Square Feet	Occupancy (Q3 Avg)	Gross Book Value (6)	Applicable debt (7)	Q3 Segment Revenue	Q3 NOI (8)	Q3 Leasehold Expense
Same Store
Domestic wholly owned or leased (1)	354	100%	22,903	87.3%	$1,411,390	$50,019	$69,146	$45,908	$971
Domestic consolidated joint ventures (2)	87	79%	6,161	86.3%	363,782	161,364	16,192	10,792	32
European wholly owned or leased (1)	96	100%	5,287	81.3%	821,111	373,318	25,626	15,382	725

Total Same Store	537		34,351	86.2%	$2,596,283	$584,701	$110,964	$72,082	$1,728

New Store
Domestic wholly owned or leased developments (1)	13	100%	700	67.9%	$65,382	$—	$1,682	$663	$143
Domestic joint ventures developments (2)	12	78%	743	63.6%	62,906	—	1,990	1,034	—
Domestic acquisitions (3)	17	94%	1,258	86.0%	96,844	33,931	3,447	2,186	—
European wholly owned or leased developments (1)	6	100%	254	70.8%	58,788	23,366	1,351	680	—
European 20% development ventures developments (4)	38	20%	1,925	48.2%	252,637	160,381	4,898	674	81
European acquisition (3)	1	100%	38	79.7%	14,731	—	399	261	—

Total New Store	87		4,918	64.4%	$551,288	$217,678	$13,767	$5,498	$224

TOTALS	624		39,269	83.4%	$3,147,571	$802,379	$124,731	$77,580	$1,952

1	Includes owned and leased properties in which we have a 100% interest.

2	Includes properties in which we own an interest less than 100% but that are consolidated in our financial statements. The store information and results reflected the full 100% amounts.

3	Includes all stores acquired in 2005 and 2004.

4	Includes properties developed under First and Second Shurgard in which we hold a 20% interest.

5	Represents ownership interest in Net Operating Income (NOI) as of September 30, 2005.

6	The actual completed cost of these projects are reported in U.S. dollars translated at the September 30, 2005 exchange rate of $1.20 to the Euro. Operating results are reported at the average exchange rate for the three months ended September 30, 2005 which was $1.22 to the Euro. As these exchange rates are different we believe it does not allow for an accurate measure of property investment yield. However, we believe the application of a constant exchange rate to both the property cost and operating results may provide a more meaningful measure of investment yield.

7	Applicable debt represents debt secured by asset pool.

8	Represents NOI after Direct Expenses. The indirect expenses not included in NOI for Domestic Same Store, European Same store, Domestic New Store and Europe Store are the following (in thousands except indirect expense per revenue dollar):

	Q3 indirect expense		Q3 segment revenue		Indirect expense per revenue dollar
	Domestic	Europe	Domestic	Europe	Domestic	Europe
Same Store	$4,248	$2,666	$85,338	$25,626	$0.05	$0.10
New Store	$399	$1,365	$7,119	$6,648	$0.06	$0.21